                 TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
                             Two World Trade Center
                            New York, New York 10048

DEAR SHAREHOLDER:
-------------------------------------------------------------------------------

    During the fiscal year ended October 31, 1996, the fixed-income market in the United States was exceptionally volatile. Between November 1995 and January 1996, reports on the U.S. economy indicated weaker overall economic conditions and culminated in the Federal Reserve Board's decision to cut short-term interest rates in December 1995 and January of this year. The yield on the three-month U.S. Treasury bill, a key short-term interest rate benchmark, declined 33 basis points during the period. However, stronger gross domestic product, employment, housing and consumer confidence data released later in 1996 showed signs of a robust level of activity. This stronger data resulted in higher long-term interest rates, as indicated by a 37 basis point yield increase on the 10-year U.S. Treasury note.

    South of the border, the Mexican government continued to take steps during the latter part of 1995 to stabilize its political and financial situation. As a result, yields on existing U.S. dollar-linked securities, known as Tesobonos, remained steady through their final maturities in February. However, signs of instability returned to Mexico as renewed rebel violence erupted in August. As a result, the volatility of Mexican financial instruments increased.

    In Canada, the political and financial situation also continued to stabilize during the fiscal year, particularly since publicity regarding the separatist issue in Quebec has died down in recent months. The Canadian government continues to take steps toward reducing its national deficit.




TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
                             GROWTH OF $10,000
                                 LEHMAN SHORT U.S.
                                 GOVERNMENT FUNDS

     DATE                TOTAL             INDEX         LIPPER
     ----                -----             -----         ------
July 31, 1992           $10,000           $10,000        $10,000
October 31, 1992        $10,128           $10,120        $ 9,670
October 31, 1993        $11,075           $10,879        $10,241
October 31, 1994        $10,515           $10,846        $10,194
October 31, 1995        $10,684           $11,958        $10,458
October 31, 1996        $11,366 (2)       $12,659        $11,446


                          AVERAGE ANNUAL TOTAL RETURNS

                      1 YEAR                    LIFE OF FUND
                      ------                    ------------
                       6.38 (1)                     3.06  (1)

                          Fund          Lehman (3)          Lipper (4)
                  -------        -------            -------


Past performance is not predictive of future returns.
----------------------------------------

(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

(2) Closing value assuming reinvestment of all distributions and a complete redemption on October 31, 1996.

(3) The Lehman Brothers Short (1-5) U.S. Government Index measures the performance of all U.S. Government agency and U.S.
         Treasury securities with maturities of one to five years. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Lipper Short World Multi-Market Income Funds Average tracks the performance of funds which invest primarily in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keep a dollar-weighted average maturity of less than 5 years, as reported by Lipper Analytical Services.

PERFORMANCE

    For the fiscal year ended October 31, 1996, TCW/DW North American Government Income Trust's net asset value increased from $8.33 to $8.39 per share. Based on this change, and including reinvestment of income distributions totaling approximately $0.45 per share, the Fund's total return for the fiscal year was 6.38 percent. During the same period, the Lehman Brothers Short (1-5) U.S. Government Index, posted a total return of 5.86 percent, while the Lipper Short World Multi-Market Income Funds Average registered a total return of 9.44 percent.

    The accompanying chart illustrates the performance of a $10,000 investment in the Fund from inception (July 31, 1992) through the fiscal year ended October 31, 1996, versus the performance of a similar hypothetical investment in the issues that comprise the Lehman Brothers Short (1-5) U.S. Government Index, as well as the performance of the Lipper Short World Multi-Market Income Funds Average. The Average tracks the performance of funds which invest primarily in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keep a dollar-weighted average maturity of less than five years, as reported by Lipper Analytical Services, Inc.

INVESTMENT SECTORS

United States

    As of October 31, 1996, 100 percent of the Fund's assets were invested in the United States. The Fund's investment adviser, TCW Funds Management, Inc., continues to emphasize high-credit-quality mortgage-backed securities, including various types of AAA-rated collateralized mortgage obligations
(CMOs), pass-through securities and adjustable-rate mortgages (ARMs) that generally have yields in excess of U.S. Treasury securities.

    The rise in interest rates seen toward the end of the Fund's fiscal year reduced prepayment risk which helped the mortgage-backed sector's performance. Issuance of new CMOs is currently at a fraction of the volume generated in previous years. The Fund's portfolio managers seek to benefit from this slow down in prepayment activity by investing a portion of the Fund's assets in adjustable-rate mortgages, which generally perform well as prepayment expectations subside.

Mexico

    To limit the exposure to volatility in the Mexican market, the Fund invested solely in U.S. dollar-linked Tesobonos during the fiscal year. As mentioned earlier, during February 1996, all of the Fund's remaining Tesobonos matured. Currently, the Mexican government has not announced the issuance of additional short-term U.S. dollar-linked securities. The Fund did not add any additional investments in Mexican securities following the maturity of its remaining Tesobonos. However, the Fund's portfolio managers will continue to monitor the Mexican fixed income market for investment opportunities.

Canada

    In general, the portfolio managers purchase Canadian securities when currency-hedge costs decline and yield spreads widen. Similarly, when hedge costs increase or yield spreads narrow, Canadian securities are sold. The adviser continually monitors this sector for attractive investment opportunities relative to those in the United States and Mexico.

LOOKING AHEAD

    Although interest rates have risen over the past several months, the Fund's investment adviser remains optimistic on the U.S. fixed-income market as whole. Real rates of interest (taking the effect of inflation into account) are still historically high. (In the past, periods of strong bond market performance have correlated with high real rates of interest.) Mexico has made substantial progress toward economic stabilization but still faces a number of challenges such as an overall weak banking system and continuing political uncertainties. At this time, currency and interest rate volatility are likely to continue to play a major role as Mexico confronts these and other hurdles. The investment adviser will strictly evaluate these factors when weighing any decisions to invest in peso-denominated securities. The Fund's net asset value will continue to fluctuate as prices of the securities held in the portfolio respond to changes in market conditions and interest rates.

    We appreciate your ongoing support of TCW/DW North American Government Income Trust and look forward to continuing to serve your investment needs.

                                                Very truly yours,

                                            /s/ Charles A. Fiumefreddo
                                                Charles A. Fiumefreddo
                                                Chairman of the Board

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996
-------------------------------------------------------------------------------

PRINCIPAL
AMOUNT (IN                                                              COUPON     MATURITY
THOUSANDS)                                                               RATE        DATE        VALUE
----------                                                              ------     --------      -----
           U.S. GOVERNMENT AGENCY
             MORTGAGE-BACKED SECURITIES (54.9%)
 $ 9,493   Federal Home Loan Mortgage Corp. ARM .....................    7.781++%  03/01/25  $  9,742,873
  11,344   Federal Home Loan Mortgage Corp. ARM .....................    7.796++   08/01/23    11,528,871
  22,968   Federal Home Loan Mortgage Corp. PC GOLD .................    6.00      11/01/00-
                                                                                   12/01/00    22,444,164
  10,038   Federal Home Loan Mortgage Corp. PC GOLD .................    7.00      02/01/98    10,144,926
   1,580   Federal National Mortgage Assoc. .........................    9.50      06/01/20     1,671,517
  60,466   Government National Mortgage Assoc. II ARM ...............    7.00 ++   08/20/22-
                                                                                   06/20/25    61,588,700
  62,306   Government National Mortgage Assoc. II ARM ...............    7.125++   06/20/22-
                                                                                   05/20/25    63,503,158
  11,415   Small Business Administration ARM ........................    6.75 ++   03/25/16    11,802,583
                                                                                             ------------
           TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
            (IDENTIFIED COST $191,786,955) .................................................  192,426,792
                                                                                             ------------

           COLLATERALIZED MORTGAGE OBLIGATIONS (37.7%)
           U.S. GOVERNMENT AGENCIES (32.6%)
      29   Federal Home Loan Mortgage Corp. 1370 K (PAC I/O)  ....... 1089.16      09/15/22       921,734
  10,372   Federal Home Loan Mortgage Corp. 1504 A (PAC)  ...........    7.00      07/15/22    10,345,996
   2,258   Federal Home Loan Mortgage Corp. 1508 Q ..................    8.25 +    05/15/23     1,727,602
  12,003   Federal Home Loan Mortgage Corp. 1560 A (PAC)  ...........    6.50      02/15/23    11,536,891
  13,420   Federal Home Loan Mortgage Corp. 1606 LB .................    7.573+    05/15/08    11,432,358
  12,335   Federal Home Loan Mortgage Corp. G 15 P ..................    6.50      08/25/20    12,230,592
  30,920   Federal Home Loan Mortgage Corp. G 21 M ..................    6.50      10/25/23    30,002,709
   9,653   Federal National Mortgage Assoc. 1993-163 A ..............    7.00      03/25/23     9,630,942
   9,017   Federal National Mortgage Assoc. 1993-165 SE .............    8.243+    09/25/23     6,665,672
  20,705   Federal National Mortgage Assoc. 1993-167 M (PAC)  .......    6.00      09/25/23    19,877,522
                                                                                             ------------
           TOTAL U.S GOVERNMENT AGENCIES
            (IDENTIFIED COST $121,529,343) .................................................  114,372,018
                                                                                             ------------
           PRIVATE ISSUES (5.1%)
   1,319   Citicorp Mortgage Securities, Inc. 1991-1 A ..............    8.50      03/25/06     1,279,249
  12,232   CountryWide Funding Corp. 1993-7 AS3 (TAC) ...............    9.836+    11/25/23     9,709,939
   3,453   General Electric Capital Mortgage Services, Inc. 1992-11 M    8.00      09/25/22     3,520,905
   3,456   Resolution Trust Corp. 1991-6 C1 .........................    9.00      09/25/28     3,351,387
                                                                                             ------------
           TOTAL PRIVATE ISSUES
            (IDENTIFIED COST $21,220,962) ..................................................   17,861,480
                                                                                             ------------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (IDENTIFIED COST $142,750,305) .................................................  132,233,498
                                                                                             ------------


TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)
-------------------------------------------------------------------------------

PRINCIPAL
AMOUNT (IN                                                              COUPON     MATURITY
THOUSANDS)                                                               RATE        DATE        VALUE
----------                                                              ------     --------      -----
           SHORT-TERM INVESTMENTS (6.9%)
           U.S. GOVERNMENT AGENCY (a) (2.7%)
 $ 5,000   Federal National Mortgage Assoc ..........................    5.16 %    11/05/96  $  4,997,133
   4,525   Federal National Mortgage Assoc ..........................    5.16      11/15/96     4,515,920
                                                                                             ------------
           TOTAL U.S. GOVERNMENT AGENCY (Amortized Cost $9,513,053) ........................    9,513,053
                                                                                             ------------
           REPURCHASE AGREEMENT (4.2%)
  14,487   The Bank of New York (dated 10/31/96; proceeds                5.375     11/01/96
            $14,489,514; collateralized by $9,840,479 U.S. Treasury
            Bond 11.25% due 02/15/15 valued at $14,777,098)
            (Identified Cost $14,487,351) ...........................                          14,487,351
                                                                                             ------------
           TOTAL SHORT-TERM INVESTMENTS
            (IDENTIFIED COST $24,000,404) ..................................................   24,000,404
                                                                                             ------------
           TOTAL INVESTMENTS (IDENTIFIED COST $358,537,664) (B) ................     99.5%    348,660,694
           OTHER ASSETS IN EXCESS OF LIABILITIES ...............................      0.5       1,868,917
                                                                                             ------------
           NET ASSETS ..........................................................    100.0%   $350,529,611
                                                                                             ============

--------------
   ARM      Adjustable rate mortgage.
   I/O      Interest-only securities.
   PAC      Planned Amortization Class.
   PC       Participation Certificate.
   TAC      Targeted Amortization Class.
   +        Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
   ++       Floating rate security. Rate shown is the rate in effect at
            October 31, 1996.
   (a)      Securities were purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
   (b)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $1,797,745 and the aggregate gross unrealized depreciation was $11,674,715, resulting in net unrealized depreciation of $9,876,970.

                       See Notes to Financial Statements

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
-------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
 (identified cost $358,537,664)  ....   $ 348,660,694
Receivable for:
 Interest ...........................       2,026,502
 Principal paydowns .................       1,035,144
 Shares of beneficial interest sold           191,243
Deferred organizational expenses  ...          30,208
Prepaid expenses and other assets  ..          55,555
                                        -------------
  TOTAL ASSETS ......................     351,999,346
                                        -------------
LIABILITIES:
Payable for:
 Shares of beneficial interest
  repurchased .......................         751,515
 Plan of distribution fee ...........         227,928
 Dividends to shareholders ..........         154,619
 Management fee .....................         118,522
 Investment advisory fee ............          79,015
Accrued expenses and other payables           138,136
Contingencies (Note 10) .............           --
                                        -------------
  TOTAL LIABILITIES .................       1,469,735
                                        -------------
NET ASSETS:
Paid-in-capital .....................     588,531,889
Net unrealized depreciation .........      (9,876,970)
Accumulated undistributed net
 investment income ..................         236,650
Accumulated net realized loss  ......    (228,361,958)
                                        -------------
  NET ASSETS ........................   $ 350,529,611
                                        =============
NET ASSET VALUE PER SHARE, 41,762,133
 shares outstanding (unlimited shares
 authorized of $.01 par value) ......   $        8.39
                                        =============

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 1996
-------------------------------------------------------------------------------

NET INVESTMENT INCOME:
 INTEREST INCOME ..................   $ 36,010,522
                                      ------------
 EXPENSES
  Plan of distribution fee ........      3,601,742
  Management fee ..................      1,912,210
  Investment advisory fee .........      1,274,806
  Transfer agent fees and expenses         560,557
  Professional fees ...............        235,585
  Registration fees ...............        205,937
  Insurance expense ...............         76,679
  Shareholder reports and notices           63,158
  Organizational expenses .........         40,000
  Trustees' fees and expenses  ....         32,776
  Custodian fees ..................          8,965
  Other ...........................         10,764
                                      ------------
   TOTAL EXPENSES .................      8,023,179
                                      ------------
   NET INVESTMENT INCOME ..........     27,987,343
                                      ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
  Net realized loss ...............    (14,716,492)
  Net change in unrealized
   depreciation ...................     13,910,483
                                      ------------
   NET LOSS .......................       (806,009)
                                      ------------
   NET INCREASE ...................   $ 27,181,334
                                      ============

                       See Notes to Financial Statements

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS (continued)
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                      FOR THE           FOR THE
                                                                     YEAR ENDED        YEAR ENDED
                                                                  OCTOBER 31, 1996  OCTOBER 31, 1995
                                                                  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment income .........................................  $  27,987,343     $   67,259,196
  Net realized loss .............................................    (14,716,492)      (256,423,219)
  Net change in unrealized depreciation .........................     13,910,483        162,024,285
                                                                  ----------------  ----------------
   Net increase (decrease) ......................................     27,181,334        (27,139,738)
                                                                  ----------------  ----------------
 Dividends and distributions from:
  Net investment income .........................................    (26,893,174)           --
  Paid-in-capital ...............................................        --             (64,021,457)
                                                                  ----------------  ----------------
   Total ........................................................    (26,893,174)       (64,021,457)
 Net decrease from transactions in shares of beneficial interest    (308,065,887)      (610,142,782)
                                                                  ----------------  ----------------
   Net decrease .................................................   (307,777,727)      (701,303,977)

NET ASSETS:
 Beginning of period ............................................    658,307,338      1,359,611,315
                                                                  ----------------  ----------------
 END OF PERIOD (including undistributed net investment income of $236,650 and distributions in excess of net investment
  income of $391,745, respectively) .............................  $ 350,529,611     $  658,307,338
                                                                  ================  ================

                       See Notes to Financial Statements

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996
-------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES -- TCW/DW North American Government Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to earn a high level of income while maintaining relatively low volatility of principal. The Fund was organized as a Massachusetts business trust on February 19, 1992 and commenced operations on July 31, 1992.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   A. Valuation of Investments -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

   B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts based on the respective life of the securities. Interest income is accrued daily.

   C. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

   D. Forward Foreign Currency Contracts -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
-------------------------------------------------------------------------------

   E. Dollar Rolls -- The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.

   F. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

   G. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

   H. Organizational Expenses -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses which have been reimbursed by the Fund in the amount of $200,000. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT -- Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.39% to the portion of average daily net assets not exceeding $3 billion and 0.36% to the portion of average daily net assets exceeding $3 billion.

   Under the terms of the Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT -- Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays an advisory fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.26% to the portion of average daily net assets not exceeding $3 billion and 0.24% to the portion of average daily net assets exceeding $3 billion.

   Under the terms of the Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
-------------------------------------------------------------------------------

such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION -- Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

   Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Manager and Distributor, and other employees or selected broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

   The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended October 31, 1996, the distribution fee was accrued at the annual rate of 0.73%.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 were as follws:

                                                   SALES/
                                 PURCHASES      PREPAYMENTS
                                 ---------      -----------
   U.S. Government Agencies .   $65,366,471    $236,358,150
   Private Issue CMOs .......        --           2,123,899

   Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At October 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $54,000.

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
-------------------------------------------------------------------------------

6. SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest were as follows:

                                     FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                      OCTOBER 31, 1996                OCTOBER 31, 1995
                               ------------------------------  -------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
                               --------------  --------------  --------------  ---------------
Sold .........................     4,379,571    $  36,607,829     11,625,629     $  96,045,510
Reinvestment of dividends and
 distributions ...............     2,403,699       19,895,478      5,930,740        48,356,244
                               --------------  --------------  --------------  ---------------
                                   6,783,270       56,503,307     17,556,369       144,401,754
Repurchased ..................   (44,094,721)    (364,569,194)   (91,392,898)     (754,544,536)
                               --------------  --------------  --------------  ---------------
Net decrease .................   (37,311,451)   $(308,065,887)   (73,836,529)    $(610,142,782)
                               ==============  ==============  ==============  ===============

7. FEDERAL INCOME TAX STATUS -- At October 31, 1996, the Fund had a net capital loss carryover of approximately $228,362,000 of which $53,086,000 will be available through October 31, 2002, $160,560,000 will be available through October 31, 2003 and $14,716,000 will be available through October 31, 2004 to offset future capital gains to the extent provided by regulations.

   To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1996, accumulated undistributed net investment income was charged $465,774 and paid-in-capital was credited $465,774.

8. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS -- Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

   Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract.

9. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS -- The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

   Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

10. LITIGATION -- Several purported class action lawsuits, which have been consolidated for pretrial purposes, were instituted in 1995 in the United States District Court, in New York, against the Fund, some of its Trustees and officers, its underwriter and distributor, the Adviser, the Manager, and other defendants, by certain shareholders of the Fund. The consolidated amended complaint asserts claims under the Securities

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
-------------------------------------------------------------------------------

Act of 1933 and generally alleges that the defendants made inadequate and misleading disclosures in the prospectuses for the Fund, in particular as such disclosures relate to the nature and risks of the Fund's investments in mortgage-backed securities and Mexican securities. The plaintiffs also challenge certain fees paid by the Fund as excessive. Damages are sought in an unspecified amount. All defendants moved to dismiss the consolidated amended complaint, and on May 8, 1996 the motions to dismiss were denied. The defendants moved for reargument and on August 28, 1996 the Court issued a second opinion which granted the motion to dismiss in part. The Court has also certified a plaintiff class pursuant to the Federal Rules of Civil Procedure. On December 4, 1996, the defendants filed a renewed motion to dismiss.

   The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of such matters.

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                   FOR THE PERIOD
                                              FOR THE YEAR ENDED OCTOBER 31,       JULY 31, 1992*
                                         ---------------------------------------      THROUGH
                                           1996      1995      1994       1993    OCTOBER 31, 1992
                                         --------  --------  ---------  --------  ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..   $ 8.33    $ 8.89    $10.11     $ 9.96        $10.00
                                         --------  --------  ---------  --------  ----------------
Net investment income ..................     0.47      0.69      0.68       0.77          0.18
Net realized and unrealized gain (loss)      0.04     (0.59)    (1.18)      0.14         (0.05)
                                         --------  --------  ---------  --------  ----------------
Total from investment operations  ......     0.51      0.10     (0.50)      0.91          0.13
                                         --------  --------  ---------  --------  ----------------
Less dividends and distributions from:
 Net investment income .................    (0.45)     --       (0.47)     (0.76)        (0.17)
 Net capital gain ......................     --        --       (0.02)      --            --
 Paid-in-capital .......................     --       (0.66)    (0.23)      --            --
                                         --------  --------  ---------  --------  ----------------
Total dividends and distributions  .....    (0.45)    (0.66)    (0.72)     (0.76)        (0.17)
                                         --------  --------  ---------  --------  ----------------
Net asset value, end of period .........   $ 8.39    $ 8.33    $ 8.89     $10.11        $ 9.96
                                         ========  ========  =========  ========  ================
TOTAL INVESTMENT RETURN+  ..............     6.38%     1.61%    (5.06)%     9.35%         1.28%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................     1.64%     1.59%     1.52%      1.54%         1.80%(2)
Net investment income ..................     5.71%     8.28%     6.85%      7.78%         8.36%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in millions       $351      $658    $1,360     $2,986          $762
Portfolio turnover rate ................       13%       44%       27%        77%            2%(1)

--------------
    *  Commencement of operations.
    + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
   (1) Not annualized.
   (2) Annualized.

                       See Notes to Financial Statements

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareholders and Trustees of TCW/DW North American Government Income
Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW North American Government Income Trust (the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period July 31, 1992 (commencement of operations) through October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Our report on the October 31, 1995 financial statements referred to certain pending litigation, the status of which is described in Note 10 to these financial statements. Because of changes to professional auditing standards recently adopted by the American Institute of Certified Public Accountants, our report on the October 31, 1996 financial statements is no longer required to refer to uncertainties such as this litigation.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 17, 1996

                (This page has been left blank intentionally.)

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Sheldon Curtis
Vice President, Secretary and
General Counsel

Philip A. Barach
Vice President

James M. Goldberg
Vice President

Jeffrey E. Gundlach
Vice President

Ferderick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Haborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Dean Witter Services Company Inc.

ADVISER

TCW Funds Management, Inc.


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompained by an effective prospectus.



TCW/DW



NORTH AMERICAN
GOVERNMENT
INCOME TRUST



ANNUAL REPORT
OCTOBER 31, 1996